SECOND AMENDMENT
                                       to
             SECOND AMENDED AND RESTATED CREDIT FACILITIES AGREEMENT
                                      among
              THE BOATMEN'S NATIONAL BANK OF ST. LOUIS, as "Agent"
                                       and
                    THE BOATMEN'S NATIONAL BANK OF ST. LOUIS
                                       and
             THE OTHER LENDERS LISTED ON THE SIGNATURE PAGES HEREOF,
                                  as "Lenders"
                                       and
                               DT INDUSTRIES, INC.
                                       and
            THE OTHER BORROWERS LISTED ON THE SIGNATURE PAGES HEREOF,
                                 as "Borrowers"


     This SECOND AMENDMENT to SECOND AMENDED AND RESTATED CREDIT FACILITIES AGREEMENT (this "Amendment") is entered into as of December 1, 1996, by and among DT INDUSTRIES, INC. ("DTI"), a Delaware corporation, DETROIT TOOL AND ENGINEERING COMPANY, a Delaware corporation ("Engineering"), DETROIT TOOL METAL PRODUCTS CO., a Missouri corporation, ("Metal Products"), SENCORP SYSTEMS, INC., a Delaware corporation ("Sencorp"), PHARMA GROUP, INC., a Delaware corporation, formerly known as Stokes-Merrill Corporation ("PGI"), ADVANCED ASSEMBLY AUTOMATION, INC., an Ohio corporation ("AAA"), DT CANADA INC., a New Brunswick, Canada corporation ("DT Canada"), KALISH CANADA INC., a New Brunswick, Canada corporation ("Kalish Canada"), and MID-WEST AUTOMATION ENTERPRISES, INC. ("Mid-West Enterprises") (DTI, Engineering, Metal Products, Sencorp, PGI, AAA, DT Canada, Kalish Canada, and Mid-West Enterprises are referred to herein both collectively and individually as "Borrower"), THE BOATMEN'S NATIONAL BANK OF ST. LOUIS ("Boatmen's"), as administrative agent ("Agent"), and the Lenders.


                                    RECITALS:

A. Borrower and Lenders are party to that certain Second Amended and Restated Credit Facilities Agreement dated as of July 19, 1996, as amended by that certain Amendment to Second Amended and Restated Credit Facilities Agreement dated as of September 30, 1996 (the "Original Loan Agreement").

B. Various Lenders have requested that certain changes be made to the Original Loan Agreement and Borrower has requested that the Swiftpack Letter of Credit be replaced with a letter of credit that provides for certain automatic reductions in its face amount.

C. DTI has issued equity securities and has paid the net proceeds therefrom to Agent for the Lenders as the Term Loan Equity Prepayment contemplated in Section 3.7 of the Original Loan Agreement, and (the Term Loan Commitment amount and the General Acquisition Loan Commitment amount having been advanced to Borrower by Lenders before the date hereof) Borrower and Lenders desire to amend the Original Loan Agreement so as to merge the General Acquisition Loan into the Term Loan, to terminate the General Acquisition Commitment and to restate the Post Offering Acquisition Commitment.


                                    AMENDMENT

Therefore, in consideration of the mutual agreements herein and other sufficient consideration, the receipt of which is hereby acknowledged, Borrower and Lenders hereby amend the Original Loan Agreement as follows:


1. DEFINITIONS. Capitalized terms used and not otherwise defined herein have the meanings given them in the Loan Agreement. All references to the "Loan Agreement" in the Original Loan Agreement and in this Amendment shall be deemed to be references to the Original Loan Agreement as it is amended hereby and as it may be further amended, restated, extended, renewed, replaced, or otherwise modified from time to time.


2. CONDITIONS TO EFFECTIVENESS OF AMENDMENT. This Amendment shall become effective as of January 1, 1997, (the "Amendment Effective Date"), but only if this Amendment has been executed by Borrower and all of the Lenders and replacement Revolving Notes, Term Notes, and Post-Offering Acquisition Notes reflecting this Amendment have been executed and delivered to Lenders by Borrower.


3.   AMENDMENTS TO ORIGINAL LOAN AGREEMENT.


    3.1. REVOLVING COMMITMENT. Section 3.1.1 of the Original Loan Agreement is hereby amended by deleting entirely the sentence beginning with the words "The `Aggregate Revolving Commitment'" and replacing it with the following sentence:

     "The `Aggregate Revolving Commitment' on any date shall be $80,000,000, or such lesser or greater Dollar amount to which it may have been changed as provided herein."


     3.2. RESTATEMENT AND ELIMINATION OF CERTAIN COMMITMENT AND PAYMENT SECTIONS. Sections 3.7, the first 10 sentences of Section 3.8 (with Section 3.8 hereby being renamed

"Hansford Letter of Credit"), 6.3.3, and 16.21 of the Original Loan Agreement are hereby deleted. Exhibit 3 to the Original Loan Agreement is hereby replaced with Exhibit 3 attached to this Amendment. Sections 3.3, 3.5, 3.6 and 6.2.2 of the Original Loan Agreement are hereby replaced in their entirety with the following:

            3.3 Term Commitment. Borrower acknowledges that each Lender has made advances to Borrower in the amount of such Lender's prorata share of $31,956,348. Each Lender commits to make an additional advance (referred to herein as the "Hansford Advance") in such Lender's prorata share of the amount drawn, if any, on the Hansford Letter of Credit. Immediately upon the payment of a draw on the Hansford Letter of Credit by its issuer, Borrower shall be automatically deemed to have made a request for an Alternate Base Rate Advance that complies with Section 7.12, and the proceeds of such advance (when made) shall be promptly applied by Agent to reimburse the amount of the draw to the issuer of the Hansford Letter of Credit. Borrower and Lenders acknowledge that they expect the Hansford Letter of Credit to be fully drawn in a single draft. (The amount of the advance already made by each Lender together with the amount of the Hansford Advance to be made by such Lender is referred to herein as the "Term Commitment" of such Lender. The aggregate of all such advances is referred to herein as the "Term Advance". The aggregate amount of the Lenders' Term Commitments is referred to herein as the "Aggregate Term Commitment". Each Lenders' Term Commitment, which is its prorata share of the Aggregate Term Commitment, is listed on Exhibit 3 hereto. The from time to time outstanding principal amount of the Term Advance is referred to herein as the "Aggregate Term Loan" and each Lender's prorata share thereof is referred to herein as a "Term Loan".) The obligation of Borrower to repay each Lender's prorata share of the Aggregate Term Loan shall be evidenced by a promissory note payable to the order of such Lender in a principal amount equal to such Lender's prorata share of the Aggregate Term Commitment and otherwise in substantially the form attached hereto as
     Exhibit 3.2 (individually a "Term Note" and collectively the "Term Notes"). Amounts applied to reduce the Aggregate Term Loan may not be reborrowed.

            3.5  Post-Offering Acquisition Loan Commitment.  Each Lender commits to make available a term loan facility to Borrower (its "Post-Offering Acquisition Loan Commitment") in an amount equal to $58,500,000 (the
     "Aggregate Post-Offering Acquisition Loan Commitment") in one or more advances by Lenders in accordance with their prorata shares of the Aggregate Post-Offering Acquisition Loan Commitment as listed on Exhibit 3 hereto (each advance by a Lender being referred to herein as a
     "Post-Offering Acquisition Advance"). Borrower may request Post-Offering Acquisition Advances solely for purposes of making Permitted Acquisitions from time to time during the period commencing on December 1, 1996, and ending at the close of Administrative Agent's business at the Lending Office on November 30, 1997 (the "Post-Offering Acquisition Loan Availability Date"). Except for Post-Offering Acquisition Advances made within 90 days after the consummation of a Permitted Acquisition for the purpose of paying the post-closing expenses and fees incurred in connection with such acquisition, no Post-Offering Acquisition Advance will be made after the expiration of the Post-Offering Acquisition Loan Availability Period. (The from time to time outstanding principal amount of all Post-Offering Acquisition Advances from Lenders is referred to herein as the "Aggregate Post-Offering Acquisition Loan" and each Lender's prorata share thereof is referred to herein as a "Post-Offering Acquisition Loan".) No Post-Offering Acquisition Advance will be made which would result in the Aggregate Post-Offering Acquisition Loan exceeding the Post-Offering Acquisition Loan Commitment. The obligation of Borrower to repay each Lender's prorata share of the Aggregate Post-Offering Acquisition Loan shall be evidenced by a promissory note payable to the order of such Lender in a principal amount equal to its prorata share of the Aggregate Post-Offering Acquisition Loan Commitment and otherwise in the form attached hereto as Exhibit 3.2 (individually a "Post-Offering Acquisition Note" and collectively the "Post-Offering Acquisition Notes"). Amounts applied to reduce the Aggregate Post-Offering Acquisition Loan may not be reborrowed.

            3.6  Extension  of Post-Offering Acquisition Loan Commitment.  If at
     the end of the Post-Offering Acquisition Loan Availability Period, (i) there is remaining availability under the Aggregate Post-Offering Acquisition Loan Commitment and (ii) there is no Existing Default, Borrower may at its option extend the Post-Offering Acquisition Loan Availability Period for one additional year by providing written notice of such election to Administrative Agent within 30 days prior to the original expiration date of the Post-Offering Acquisition Loan Availability Period.

            6.2.2 Principal. Commencing on the first day of January, 1997, Borrower shall repay the Aggregate Canadian Term Loan, the Aggregate Term Loan (exclusive of the amount of the Hansford Advance), and the amount of the Hansford Advance on the dates and in the amounts set forth in the following table:


Date                   Canadian       Term Loan        Payment on      Payment on      Total Term
                       Term           Payment          Hansford        Expected        Loan
                       Loan           (exclusive       Advance as      Total           Payment
                       Payment:       of Payment       Percentage      Hansford        Expected
                                      on Hansford      thereof:        Advance of
                                      Advance):                        $8,543,652:
------------------     ----------     ------------     -----------     -----------     ----------
January 1, 1997                       $1,612,969                                       $1,612,969

April 1, 1997                         $1,612,969                                       $1,612,969

July 1, 1997                          $1,612,969                                       $1,612,969

October 1, 1997                       $1,612,969            5%          $427,182       $2,040,151

January 1, 1998                       $1,688,726            5%          $427,182       $2,115,908

April 1, 1998                         $1,688,726            5%          $427,182       $2,115,908

July 1, 1998                          $1,688,726            5%          $427,182       $2,115,908

October 1, 1998                       $1,688,726            5%          $427,182       $2,115,908

January 1, 1999                       $1,764,483            5%          $427,182       $2,191,666

April 1, 1999                         $1,764,483            5%          $427,182       $2,191,666

July 1, 1999                          $1,764,483            5%          $427,182       $2,191,666

October 1, 1999                       $1,764,483            5%          $427,182       $2,191,666

January 1, 2000                       $1,840,241            5%          $427,182       $2,267,423

April 1, 2000                         $1,840,241            5%          $427,182       $2,267,423

July 1, 2000                          $1,840,241            5%          $427,182       $2,267,423

October 1, 2000                       $1,840,241            5%          $427,182       $2,267,423

January 1, 2001                       $1,840,241            5%          $427,182       $2,267,423

April 1, 2001                         $1,840,241            5%          $427,182       $2,267,423

                                       4

Term Maturity Date      Balance         Balance            25%           Balance         Balance
------------------     ----------     -----------      -----------     -----------     ----------

          6.3  Scheduled Payments on Post-Offering Acquisition Loan.

               6.3.1 Interest. Borrower shall pay interest accrued on each Alternate Base Rate Loan that is a Post-Offering Acquisition Loan monthly in arrears, beginning on the first Business Day of the first full calendar month following the Effective Date, and continuing on the first Business Day of each calendar month thereafter, and on July 23, 2001. Borrower shall pay interest accrued on each LIBOR Loan that is a Post-Offering Acquisition Loan at the end of its Interest Period, and in addition, for each LIBOR Loan with an Interest Period longer than three months, Borrower shall pay interest on such Loan quarterly on the first Business Day of each calendar quarter following the first day of such Interest Period. Borrower shall pay interest accrued on each Post-Offering Acquisition Loan after July 23, 2001 on demand.

               6.3.2 Principal. Borrower shall repay the amount of each Post-Offering Acquisition Advance of the Aggregate Post-Offering Acquisition Loan in quarterly installments, commencing on the first Business Day of the second full calendar quarter beginning after such Post-Offering Acquisition Advance, and continuing on the first Business Day of each calendar quarter thereafter, each in an amount equal to 5% of the amount of such Post-Offering Acquisition Advance, and a final installment in the amount of the Aggregate Post-Offering Acquisition Loan (the "Post-Offering Acquisition Balloon Payment") on July 23, 2001.


     3.3.   CHANGES  TO  COMMITMENT  FEE  SECTION.  The  first two sentences  of
Section 5.2 of the Original Loan Agreement are hereby replaced with the following:

            5.2 Commitment Fee to Lenders. Borrower shall pay to Admin-istrative Agent for the ratable account of Lenders a "Commitment Fee" calculated by applying the daily equivalent of the Commitment Fee Rate to the Unused Aggregate Commitment on each day during the period from the Effective Date to the Revolver Maturity Date. The "Unused Aggregate Commitment" on any day shall be an amount equal to (i) the sum of the amounts of (a) the Aggregate Revolving Commitment and (b) the Aggregate Post-Offering Acquisition Loan Commitment, minus (ii) the sum of (a) the amount of the Aggregate Revolving Loan plus (1) the Letter of Credit Exposure and (2) the Swingline Loan, and (c) the amount of the Aggregate Post-Offering Acquisition Loan.


     3.4. REPLACEMENT OF SWIFTPACK LETTER OF CREDIT. Section 3.10.2 of the Original Loan Agreement is hereby replaced in its entirety with the following:

         3.10.2 Swiftpack Letter of Credit. Boatmen's has previously issued a Letter of Credit (the "Swiftpack Letter of Credit") in the face amount of (pound)13,500,000 for the account of Borrower in connection with, and as security for, the Dresdner UK Loan. Boatmen's commits to issue an amendment to the Swiftpack Letter of Credit providing, or a replacement Letter of Credit in substantially the same form as the Swiftpack Letter of Credit but providing, that the maximum amount available to be drawn thereunder will be (pound)13,100,000 (as of January 1, 1997) ((pound)12,900,000 if issued on of after January 15,
         1997) and will thereafter automatically reduce in accordance with the following table:

Effective on this date:                        The Maximum Available Amount will
                                                        automatically reduce to:
-----------------------                        ---------------------------------
15 January 1997                                                (pound)12,900,000

15 April 1997                                                  (pound)12,600,000

15 July 1997                                                   (pound)12,300,000

15 October 1997                                                (pound)12,100,000

15 January 1998                                                (pound)11,900,000

15 April 1998                                                  (pound)11,700,000

15 July 1998                                                   (pound)11,500,000

15 October 1998                                                (pound)11,300,000

15 January 1999                                                (pound)11,100,000

15 April 1999                                                  (pound)10,900,000

15 July 1999                                                   (pound)10,700,000

15 October 1999                                                (pound)10,400,000

15 January 2000                                                (pound)10,200,000

15 April 2000                                                   (pound)9,900,000

15 July 2000                                                    (pound)9,600,000

The term "Swiftpack Letter of Credit" herein shall mean the Swiftpack Letter of Credit as so amended, or such replacement Letter of Credit, as applicable. The expiration date of the Swiftpack Letter of Credit will be December 31, 2000. Boatmen's and each Lender hereunder shall be deemed to have sold and transferred to such other Lender, and each such other Lender shall be deemed to have purchased and received from the other Lenders, a prorata undivided interest and participation in the Swiftpack Letter of Credit, the reimbursement obligation of Borrower with respect thereto, and any guaranty thereof or collateral therefor such that each Lender's prorata undivided interest in the foregoing shall be the same as such Lender's prorata share of the Aggregate Revolving Commitment.


     3.5.   REPAYMENT OF ANY  OUTSTANDING  PRINCIPAL  AMOUNT OF SWINGLINE  LOAN.
Section 6.1.2.2 of the Original Loan Agreement is hereby amended by adding the words "and the Aggregate Swingline Loan" after the words "Aggregate Revolving Loan".


     3.6.   ADMINISTRATIVE AGENT'S NOTICE TO LENDERS OF LIBOR  ADVANCE.  Section
7.5.1 of the Original Loan Agreement is hereby amended by deleting the first sentence in its entirety and substituting the following sentence in lieu thereof:

     Not later than 12:00 noon (St. Louis time) on the date when an Advance which is not a LIBOR Advance is requested to be made, and not later than 12:00 noon (St. Louis time) on the date two Business Days before the date when an Advance which is a LIBOR Advance is requested to be made (each an "Advance Date") which may only be on a Business Day, Administrative Agent shall promptly notify each Lender of the amount of the Advance to be made on that Advance Date.

     3.7. NET WORTH. The text of Section 10.1.2 of the Original Loan Agreement is hereby deleted in its entirety and the following sentence is substituted in lieu thereof:

     Borrower's aggregate Net Worth shall be not less than $83,000,000.


     3.8. MINIMUM FIXED CHARGE COVERAGE. Section 17.7 of the Original Loan Agreement is hereby amended by inserting the word "Adjusted" before the words "Operating Cash Flow."


     3.9. MINIMUM NET WORTH. Section 17.9 of the Original Loan Agreement is hereby amended by deleting the Dollar amount in the table opposite the words "Effective Date through 12/31/96" and substituting the following Dollar amount in lieu thereof: $83,000,000.


     3.10. LOAN OBLIGATIONS Payable in Dollars. The Original Loan Agreement is hereby amended by adding the following new Section 20.15:

     20.15. Loan Obligations Payable in Dollars. All Loan Obligations that are payable in Dollars under the terms of the Loan Documents shall be payable only in Dollars. If, however, to obtain a judgment in any court it is necessary to convert a Loan Obligation payable in Dollars into another currency, the rate of exchange used shall be that at which Administrative Agent could, using its customary procedures, purchase Dollars with such other currency in New York, New York on the Business Day immediately preceding the day on which such judgment is rendered. If any sum in another currency is paid to a Lender or received by a Lender and applied to a Loan Obligation payable in Dollars, such Loan Obligation shall be deemed paid and discharged only to the extent of the amount of Dollars that Administrative Agent, using its customary procedures, is able to purchase in New York, New York with such sum on the Business Day immediately following receipt thereof. Each Borrower agrees to indemnify each Lender against any loss in Dollars that it may incur on such Loan Obligation as a result of such payment or receipt and application to such Loan Obligation.


     3.11. ADDITIONAL CONFORMING CHANGES. All of the following terms, and all definitions (and cross references to definitions) thereof, wherever they appear in the Original Loan Agreement, are hereby deleted: "Aggregate Alternate Base Rate General Acquisition Loan", "Aggregate General Acquisition Loan", "Aggregate General Acquisition Loan Commitment", "General Acquisition Advance", "General Acquisition Balloon Payment", "General Acquisition Expiration Date", "General Acquisition Loan", "General Acquisition Loan Commitment", "General Acquisition Loan Maturity Date", and "General Acquisition Note". In every provision of the Original Loan Agreement which stated or implied a form of arithmetic calculation involving the amount represented by any of the foregoing terms, such amount shall be deemed to be zero for purposes of such calculation.


4. WAIVER OF PGI LEASEHOLD MORTGAGE. Lenders hereby agree to waive the requirement (Item 5 of Part II to Exhibit A of the Amendment to Second Amended and Restated Credit Facilities Agreement dated as of September 30, 1996) that Borrower deliver to Agent a Leasehold Mortgage covering the property leased by PGI in Bristol, Pennsylvania and commonly known as 1500 Grundy's Lane.

5. EFFECT OF AMENDMENT. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or Lenders under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Loan Agreement, any of the other Loan Documents or any existing Default or Event of Default, nor act as a release or subordination of the Security Interests of Agent or Lenders under the Security Documents. Each reference in the Loan Agreement to "the Agreement", "hereunder", "hereof", "herein", or words of like import, shall be read as referring to the Loan Agreement as amended by this Amendment.


6. REAFFIRMATION. Borrower hereby acknowledges and confirms that (i) except as expressly amended hereby the Loan Agreement remains in full force and effect,
(ii) the Loan Agreement is in full force and effect, (iii) Borrower has no defenses to its obligations under the Loan Agreement and the other Loan Documents, (iv) the Security Interests of Agent and Lenders under the Security Documents secure all the Loan Obligations under the Loan Agreement as amended by this Amendment, continue in full force and effect and have the same priority as before this Amendment, and (v) Borrower has no claim against Agent or any Lender arising from or in connection with the Loan Agreement or the other Loan Documents.


7. GOVERNING LAW. This Amendment has been executed and delivered in St. Louis, Missouri, and shall be governed by and construed under the laws of the State of Missouri without giving effect to choice or conflicts of law principles thereunder.


8. SECTION TITLES. The section titles in this Amendment are for convenience of reference only and shall not be construed so as to modify any provisions of this Amendment.


9. COUNTERPARTS; FACSIMILE TRANSMISSIONS. This Amendment may be executed in one or more counterparts and on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures to this Amendment may be given by facsimile or other electronic transmission, and such signatures shall be fully binding on the party sending the same.


10. INCORPORATION BY REFERENCE. Lenders and Borrower hereby agree that all of the terms of the Loan Documents are incorporated in and made a part of this Amendment by this reference.


11. STATUTORY NOTICE. The following notice is given pursuant to Section 432.045 of the Missouri Revised Statutes; nothing contained in such notice will be deemed to limit or modify the terms of the Loan Documents or this Amendment:

     ORAL   AGREEMENTS   OR   COMMITMENTS   TO   LOAN   MONEY,   EXTEND   CREDIT
     OR     TO    FORBEAR     FROM    ENFORCING    REPAYMENT     OF    A    DEBT

     INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.


BORROWER AND LENDERS HEREBY AFFIRM THAT THERE IS NO UNWRITTEN ORAL CREDIT AGREEMENT BETWEEN BORROWER AND LENDERS WITH RESPECT TO THE SUBJECT MATTER OF THIS AMENDMENT.


                       [rest of page intentionally blank]

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first above written.

DT INDUSTRIES, INC.                         SENCORP SYSTEMS, INC.,
a Delaware corporation                      a Delaware corporation


By: /s/ Bruce P. Erdel                      By: /s/ Bruce P. Erdel
   --------------------------------             --------------------------------
   Bruce P. Erdel, Vice President -             Bruce P. Erdel, Vice President
   Finance and Secretary                        and Secretary


DETROIT TOOL AND ENGINEERING COMPANY,       ADVANCED ASSEMBLY AUTOMATION, INC.,
a Delaware corporation                      an Ohio corporation


By: /s/ Bruce P. Erdel                      By: /s/ Bruce P. Erdel
   --------------------------------             --------------------------------
   Bruce P. Erdel, Vice President               Bruce P. Erdel, Vice President
   and Secretary                                and Secretary


DETROIT TOOL METAL PRODUCTS CO.,            PHARMA GROUP, INC., a Delaware
a Missouri corporation                      corporation


By: /s/ Bruce P. Erdel                      By: /s/ Bruce P. Erdel
   --------------------------------             --------------------------------
   Bruce P. Erdel, Vice President               Bruce P. Erdel, Vice President
   and Secretary                                and Secretary

DT CANADA INC., a New Brunswick,            KALISH CANADA INC., a New Brunswick,
Canada corporation                          Canada corporation


By: /s/ Bruce P. Erdel                      By: /s/ Bruce P. Erdel
   --------------------------------             --------------------------------
   Bruce P. Erdel, Vice President               Bruce P. Erdel, Vice President
   and Secretary                                and Secretary


MID-WEST AUTOMATION ENTERPRISES, INC.,
an Illinois corporation


By: /s/ Bruce P. Erdel
   --------------------------------
   Bruce P. Erdel, Vice President
   and Secretary


"GUARANTORS"                                "GUARANTORS"

ASSEMBLY MACHINES, INC.,                    ARMAC INDUSTRIES, CO., a Delaware
a Pennsylvania corporation                  corporation


By: /s/ Bruce P. Erdel                      By: /s/ Bruce P. Erdel
   --------------------------------             --------------------------------
   Bruce P. Erdel, Vice President               Bruce P. Erdel, Vice President
   and Secretary                                and Secretary


MID-WEST AUTOMATION SYSTEMS,                HANSFORD MANUFACTURING CORPORATION,
INC., an Illinois corporation               a New York corporation


By: /s/ Bruce P. Erdel                      By: /s/ Bruce P. Erdel
   --------------------------------             --------------------------------
   Bruce P. Erdel, Secretary                    Bruce P. Erdel, Vice President
                                                and Secretary

THE BOATMEN'S NATIONAL BANK OF              DRESDNER BANK AG CHICAGO AND GRAND
ST. LOUIS, as Agent and a Lender            CAYMAN BRANCHES


By: /s/ Paul Porter                         By: /s/ Thomas J. Nadramia
   --------------------------------             --------------------------------
Name:  Paul Porter                          Name:  Thomas J. Nadramia
      -----------------------------               ------------------------------
Title: Vice Pres                            Title: Vice President
      -----------------------------               ------------------------------

                                            By: /s/ J. G. Hassefert
                                                --------------------------------
                                            Name:  J. G. Hassefert
                                                  ------------------------------
                                            Title: AVP
                                                  ------------------------------


BHF-BANK AKTIENGESELLSCHAFT                 COMERICA BANK


By: /s/ John Sykes  /s/ Barry Forman        By: /s/ Burt R. Shurly III
   ---------------------------------            --------------------------------
Name:  John Sykes       Barry Forman        Name:  Burt R. Shurly III
      ------------------------------             ------------------------------
Title: AVP              VP                  Title: Vice President
      ------------------------------              ------------------------------


FLEET NATIONAL BANK                         LASALLE NATIONAL BANK


By: /s/ James C. Silva                      By: /s/ David Knapp
   --------------------------------             --------------------------------
Name:  James C. Silva                       Name:  David Knapp
      -----------------------------               ------------------------------
Title: AVP                                  Title: First Vice President
      -----------------------------               ------------------------------


NBD BANK                                    BANK OF TOKYO-MITSUBISHI TRUST
                                            COMPANY


By: /s/ Paul DeMile                         By: /s/ Paul P. Malecki
   --------------------------------             --------------------------------
Name:  Paul DeMile                          Name:  Paul P. Malecki
      -----------------------------               ------------------------------
Title: VP                                   Title: Vice President
      -----------------------------               ------------------------------

FIRST BANK                                  THE SUMITOMO BANK, LTD.


By: /s/ Brenda J. Laux                      By: /s/ Teresa A. Lekich
   ---------------------------------            --------------------------------
Name:  Brenda J. Laux                       Name:  Teresa A. Lekich
      ------------------------------              ------------------------------
Title: Senior Vice President                Title: Vice President
      ------------------------------              ------------------------------


THE LONG-TERM CREDIT BANK OF                NATIONAL CITY BANK
JAPAN, LTD.


By: /s/ Armund J. Schoen, Jr.               By: /s/ Barry C. Robinson
   ---------------------------------            --------------------------------
Name:  Armund J. Schoen, Jr.                Name:  Barry C. Robinson
      ------------------------------              ------------------------------
Title: V.P. & Deputy General Manager        Title: Vice President
      ------------------------------              ------------------------------

                                      NOTE

     The  following   page   contains  a  list  of  Exhibits   which  have  been
intentionally omitted by the Registrant pursuant to Item 601(b)(2) of Regulation S-K.

     A copy of any omitted Exhibit will be provided to the Securities and Exchange Commission upon request.

EXHIBIT 3      LENDERS' COMMITMENTS AND PRORATA SHARES